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EXHIBIT 23.1

                         CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statements (Form S-8 Nos. 333-66458, 333-81176 and 333-35310) of MatrixOne, Inc. and in the
related Prospectuses of our report dated July 26, 2002, with respect to the consolidated financial statements and schedule of MatrixOne, Inc. included in this Annual Report (Form 10-K) for the year ended June 29, 2002.

                                                           /s/ Ernst & Young LLP

Boston, Massachusetts
September 20, 2002